Leases	12 Months Ended
Dec. 31, 2017
Leases
14.	Leases

The Company has a lease agreement to lease office space under a non-cancellable operating lease agreement. For the years ended December 31, 2017, 2016 and 2015, the Company made payments of $0.2 million, $0.2 million and $0.1 million, respectively, pursuant to this operating lease.

The minimum aggregate rental commitments as of December 31, 2017 were as follows:

($ in thousands)
2018	$208
2019	213
2020	218
2021	224
2022	229
All future years	764

Aggregate total	$1,856